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                                                                    EXHIBIT 23.1


INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Registration Statement of BUCA, Inc. and Subsidiaries on Form S-1 of our report dated January 21, 2000 (March 3, 2000 as to Note 3) appearing in the Prospectus, which is part of this Registration Statement and to the reference to us under the headings "Selected Financial Data" and "Experts" in such Prospectus.

                                                       /s/ Deloitte & Touche LLP

Minneapolis, Minnesota
March 17, 2000